                     FORT DEARBORN INCOME SECURITIES, INC.

                                  -----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To The Shareholders of
  Fort Dearborn Income Securities, Inc.:

    The Annual Meeting of Shareholders of Fort Dearborn Income Securities, Inc. (the "Company") will be held on Monday, December 18, 1995, at 2:00 P.M., Chicago time, at Brinson Partners, Inc., 209 South LaSalle Street, ninth floor, Chicago, Illinois 60604, for the following purposes and for the transaction of such other business as may properly come before the meeting:

    (1) electing five directors;

    (2) voting to ratify or reject the selection of independent certified public accountants made by the Board of Directors for the year ending September 30, 1996; and

    (3) voting to approve or disapprove an amendment to the Investment Advisory Agreement between the Company and Brinson Partners, Inc.

    The subjects referred to above are discussed in detail in the Proxy Statement attached to this notice. Each shareholder is invited to attend the Annual Meeting of Shareholders in person. Shareholders of record at the close of business on October 25, 1995, have the right to vote at the meeting. IF YOU CANNOT BE PRESENT AT THE MEETING, WE URGE YOU TO FILL IN, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN ORDER THAT THE MEETING CAN BE HELD AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED.

                                     JOSEPH A. ANDERSON
                                              SECRETARY

Chicago, Illinois
November 3, 1995

                     FORT DEARBORN INCOME SECURITIES, INC.
                       209 S. LASALLE ST., ELEVENTH FLOOR
                          CHICAGO, ILLINOIS 60604-1295

                                 --------------

                                PROXY STATEMENT

INTRODUCTION

    This statement, which is being mailed to shareholders on or about November 3, 1995, is furnished in connection with the solicitation of proxies by the Board of Directors of Fort Dearborn Income Securities, Inc. (the "Company") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at Brinson Partners, Inc., 209 South LaSalle Street, ninth floor, Chicago, Illinois 60604, on Monday, December 18, 1995, at 2:00 P.M., Chicago time. Proxies may be solicited by mail, telephone and personal interview. The Company may also request brokers, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of stock of record. Any proxy given pursuant to such solicitation and received in time for the Annual Meeting will be voted as specified in such proxy. The enclosed proxy is revocable at any time. The proxy may be revoked in writing, by giving a later-dated proxy, or orally at the Annual Meeting. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the meeting and vote your shares in person. The cost of soliciting proxies will be paid by the Company.

    On October 25, 1995, the date for determination of shareholders entitled to receive notice of and to vote at the Annual Meeting, or any adjournments thereof, there were issued and outstanding 8,831,965 shares of Capital Stock of the Company, each entitled to one vote, constituting all of the Company's then-outstanding securities. For purposes of determining the outcome of the vote on a matter, an instruction to "abstain" from voting on a proposal will be treated as shares present and entitled to vote and will have the same effect as a vote against the proposal. "Broker non-votes" are not counted for the purpose of determining the number of shares present on a voting matter and have no effect on the outcome of the vote. Any adjournment of the meeting would require the affirmative vote of a majority of those present in person or by proxy at the session of the meeting to be adjourned. The proxy solicited hereby confers authority to vote for any such adjournment; however, a proxy voted against or abstained from voting on any proposal herein would not be voted in favor of an adjournment to permit further solicitation of proxies.

1. ELECTION OF DIRECTORS

    Five directors are to be elected at the Annual Meeting as the entire Board of Directors to hold office until the next annual meeting or until their successors shall have been elected and shall have qualified. If authority is granted on the accompanying proxy to vote in the election of directors, it is the intention of the persons named in the proxy to vote at the Annual Meeting for the election of the nominees named below. If any of the nominees are unavailable to serve as directors, an event which the Board of Directors does not now expect, the persons named in the proxy will vote for such other persons as they, in their discretion, may choose. The affirmative vote of the holders of a majority of the shares represented at the Annual Meeting is required for the election of a director. Walter Auch is not standing for reelection and will retire at the Annual Meeting. Richard S. Peterson has been nominated to serve in his place. All of the nominees, other than Mr. Peterson, are presently directors of the Company and all have consented to serve if elected.

                                                                                                           SHARES
                                                                                                        BENEFICIALLY
                                                                                                            OWNED
                                                                                             WHEN        DIRECTLY OR
                                                                                             FIRST       INDIRECTLY
           NAMES AND AGES                           PRINCIPAL OCCUPATIONS                   BECAME      SEPTEMBER 30,
            OF NOMINEES                            AND OTHER DIRECTORSHIPS                 DIRECTOR        1995(1)
------------------------------------  --------------------------------------------------  -----------  ---------------
Richard M. Burridge, 66.............  President, The Burridge Group since 1986                  1972          6,925
                                        (Investment Management); Director of Lincoln
                                        National Income Fund, Lincoln National
                                        Convertible Bond Fund, Lincoln Advisor Fund,
                                        Cincinnati Financial Corporation, St. Joseph
                                        Light and Power, and Computer Access, Inc.; Vice
                                        Chairman, Alliance Capital Management Corp.
                                        prior to March, 1986.
Richard S. Peterson, 65.............  Formerly Chief Economist, Continental Bank
                                        (1969-1994); Currently Chairman, Board of
                                        Directors, Illinois Council on Economic
                                        Education; Past member, Economic Advisory
                                        Council, American Bankers Association (1978-1981
                                        and 1990-1993).
C. Roderick O'Neil, CFA, 64.........  Chairman, O'Neil Associates (formerly Greenspan           1992          3,005
                                        O'Neil Associates), an investment and financial
                                        consulting firm; Director, Beckman Instruments,
                                        Inc. (Since January, 1994) Director, AMBAC, Inc.
                                        (Since 1991) and AMBAC Treasurers Trust (Since
                                        1995); Trustee, Memorial Drive Trust (Since
                                        1974); Member, Fiduciary Committee ASARCO (Since
                                        1991).
Frank K. Reilly, CFA, 59............  Bernard J. Hank Professor of Business                     1993            665
                                        Administration, University of Notre Dame (since
                                        1981); Director, The Brinson Funds (since June
                                        1992); Director, Greenwood Trust Corp. (since
                                        1993); Director, NIBCO (since 1993); Board of
                                        Governors, Association for Investment Management
                                        and Research (since 1993); Board of Trustees,
                                        Institute of Chartered Financial Analysts (since
                                        1993); Director, CFP Board of Standards (since
                                        1993).
Edward M. Roob, 61..................  Senior Vice President, Daiwa Securities America,          1993          6,000
                                        Inc. (1986-1993); Director, The Brinson Funds;
                                        Director, The Brinson Relationship Funds;
                                        Trustee, Brinson Trust Company; Member, Board of
                                        Governors Chicago Stock Exchange, (1986-1993);
                                        Member U.S. Treasury and Federal Agency Advisory
                                        Committee, (1972-1985).

------------------------
(1) Each nominee holds sole voting and investment power over the shares listed opposite his name.

    The Board of Directors has an Audit Committee comprised of all of the directors. The Board of Directors does not have a nominating or compensation committee.

    During the fiscal year ended September 30, 1995, five meetings of the Board of Directors and one meeting of the Audit Committee were held. No director attended fewer than 75% of the total number of such meetings.

    Among other things, the Audit Committee makes recommendations concerning the retention of the Company's independent auditors, their fees and duties, including any non-audit related services performed by them; confers with such auditors; reviews the Company's financial reporting activities; and confers with and makes appropriate recommendations to personnel of the Company's investment advisor who perform services of a financial nature for the Company.

    The Company pays each of its directors (except Mr. Burridge) at the rate of $9,000 annually to serve as directors and $750 for each Board of Directors meeting attended. The Company pays Mr. Burridge at the rate of $13,000 annually to serve as Chairman of the Board of Directors and $750 for each Board of Directors meeting attended.

    The following table sets forth as to each Director the compensation paid to him in the fiscal year ended September 30, 1995 for service on the Board of the Company and, in the case of Messrs. Auch, Reilly and Roob, on the boards of two other investment companies for which the Advisor performed investment advisory services.

                               COMPENSATION TABLE

                                                                  PENSION OR
                                                AGGREGATE     RETIREMENT BENEFITS    ESTIMATED ANNUAL     TOTAL COMPENSATION
                                               COMPENSATION   ACCRUED AS PART OF       BENEFITS UPON       FROM COMPANY AND
NAME OF DIRECTOR                               FROM COMPANY    COMPANY EXPENSES         RETIREMENT           FUND COMPLEX
--------------------------------------------  --------------  -------------------  ---------------------  ------------------
Richard M. Burridge.........................    $   16,750                 0                     0            $   16,750
Walter E. Auch..............................    $   12,000                 0                     0            $   27,900
C. Roderick O'Neil..........................    $   12,750                 0                     0            $   12,750
Frank K. Reilly.............................    $   12,000                 0                     0            $   26,100
Edward M. Roob..............................    $   12,750                 0                     0            $   25,650

2. SELECTION OF INDEPENDENT AUDITORS

    The Board of Directors has selected KPMG Peat Marwick LLP as auditors of the Company for the fiscal year ending September 30, 1996. To the best knowledge of the Board of Directors, the firm of KPMG Peat Marwick LLP has no direct or material indirect financial interest in the Company. Under the Investment Company Act of 1940, such selection must be submitted to the shareholders for ratification or rejection at the Annual Meeting. The Board of Directors recommends that such selection be ratified by the shareholders of the Company. The affirmative vote of the holders of a majority of the shares represented at the Annual Meeting is required for ratification. Representatives of KPMG Peat Marwick LLP will attend the Annual Meeting, have an opportunity to make a statement and be available to respond to appropriate questions from shareholders. KPMG Peat Marwick LLP has been the independent auditors for the Company since its organization.

THE INVESTMENT ADVISORY AGREEMENT

    Brinson Partners, Inc. ("Advisor"), 209 South LaSalle St., Chicago, Illinois 60604-1295, is the investment advisor to the Company. The Advisor is a wholly-owned subsidiary of Brinson Holdings, Inc., 209 South LaSalle St., Chicago, Illinois 60604-1295. The Advisor is primarily engaged in the business of managing both traditional (i.e., domestic stocks and bonds, cash, balanced) and non-traditional (i.e., international securities, venture capital, multiple-asset) portfolios for institutional clients. As of September 30, 1995, $50 billion in institutional assets were managed for 300 corporations, public funds, endowments, foundations and unions.

    The Advisor and the Company entered into an Investment Advisory Agreement (the "Agreement") dated April 25, 1995, under which the Advisor acts as investment advisor with respect to all securities and investments in the Company's portfolio and performs certain administrative services, referred to below, in return for which the Company pays the Advisor a quarterly fee of 1/8 of 1% (annually 1/2 of 1%) of the Company's average net assets up to $100,000,000 and a quarterly fee of 1/10 of 1% (annually 4/10 of 1%) of average net assets in excess of $100,000,000. On September 30, 1995, the net asset value of the Company was $145,762,845. The Agreement was submitted to shareholders for their approval at the December 19, 1994 Annual Meeting of Shareholders. The Agreement was approved at that meeting by the vote of the holders of a majority of the outstanding shares of Capital Stock. At the Board of Directors meeting held on October 31, 1995, the Agreement was specifically approved for another year. During the fiscal year ended September 30, 1995, the aggregate investment advisory fees incurred by the Company was $654,295.

    If expenses (including the management fee but excluding interest, taxes, brokerage fees, and, where permitted, extraordinary expenses) borne by the Company in any fiscal year exceed expense limitations applicable to the Company imposed by state securities administrators, as such limitations may be lowered or raised from time to time, the Advisor will reimburse the Company for any excess. Under the most restrictive state regulations operating expense limitations are 1 1/2% of average net assets up to $30,000,000 and 1% of average net assets over $30,000,000. Such reimbursement, if any, will be effected quarterly. During the fiscal year ended September 30, 1995, the Company's expenses did not exceed the expense limitation.

    The Agreement continues from year to year so long as its continuation is specifically approved at least annually either by (i) the Board of Directors of the Company or (ii) the vote of a majority of the outstanding voting securities of the Company; provided, however, that in either event the continuance must also be approved by the vote of a majority of the Directors of the Company who are not "interested persons" (as defined in the Investment Company Act of 1940) of either party to the Agreement, cast in person at a meeting called for the purpose of voting upon such approval. The Agreement is automatically terminated if assigned, and the Company has the right to terminate the Agreement at any time without penalty on 60 days' written notice by vote of its Board of Directors or by vote of the holders of a majority of its outstanding shares. The Advisor may terminate the Agreement on 90 days' written notice without cause.

    Under the Agreement, the Advisor is obligated to advise with respect to the Company's portfolio with the same skill and care with which it administers its other fiduciary accounts, and is further obligated to conform to applicable laws and regulations, including the regulations of the Securities and Exchange Commission relating to management of registered investment companies. The Agreement states that the Advisor will not invest other fiduciary accounts in shares of the Company, make loans for the purpose of purchasing or carrying shares of the Company or make loans to the Company.

    In addition to providing investment advice, the Agreement provides that the Advisor without additional charge to the Company will, as administrative agent for the Company, maintain the Company's accounts and records and furnish the services of individuals to perform executive and administrative functions for the Company, all at the request of and subject to the supervision of the Board of Directors of the Company. In order to discharge these administrative functions, personnel of the Advisor may serve as officers of the Company.
However, the Company will pay all out-of-pocket expenses incurred in its operations, including without limitation the fees and expenses of its directors, its office expenses, its taxes, the fees and expenses of custodian, transfer agent, registrar, dividend disbursing agent and agent under the Automatic Dividend Investment Plan, its auditing costs, its brokerage fees, its legal fees, expenses in connection with corporate meetings and reporting to shareholders and governmental agencies, and expenses of complying with applicable federal and state securities laws and regulations and stock exchange requirements.

3. AMENDMENT OF THE AGREEMENT

    At a meeting of the Board of Directors held on February 21, 1995, the Advisor requested that the Board of Directors consider an amendment to the Agreement which would require the Company to pay directly, or reimburse the Advisor for, the out-of-pocket expenses incurred in maintaining the Company's books and accounts. At the present time the Advisor bears that expense. In considering whether to approve an amendment to the Agreement and to submit it to the shareholders for their approval, the Board of Directors considered, among other things, an analysis of 18 closed end bond funds which showed that, based on their respective net assets as of September 30, 1994, the effective annual rate for the fee payable to the Advisor under the Agreement was the lowest one of the 18 and that, based on their respective average net assets and respective total expenses for their most recent fiscal years for which such information was available, the Company's operating expense ratio was the third lowest of the 18. If the expense of maintaining the Company's books and records had been included in the Company's total expenses for such fiscal year, the Company's operating expense ratio would have been the fifth lowest of the 18. As noted above, the Company pays all other out-of-pocket expenses incurred in its operation. The Board of Directors also considered the fact that the fee paid to the Advisor and its predecessors has not been increased since the Company commenced operations in December, 1972. The Board of Directors further considered that procedures established by the Advisor had contributed to the decrease in the ratio of the Company's expenses to average net assets from 0.81% during the fiscal year ended September 30, 1991 to 0.69% during the most recent fiscal year.

    During the fiscal year ended September 30, 1995, the Advisor paid $60,000 to a third party to maintain the Company's books and records. The Agreement currently provides, and will continue to provide regardless of whether the proposed amendment is approved, that the Advisor will, as noted above, be required to reimburse the Company if operating expenses borne by the Company in any fiscal year exceed applicable expense limitations imposed by state securities administrators.

    At the aforementioned meeting, the Board of Directors concluded that, based on the factors described above which it had considered, the request by the Advisor for an amendment to the Agreement was reasonable and justified. Accordingly, the Board of Directors, including a majority of Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of either party to the Agreement, unanimously approved the proposed amendment to the Agreement at the aforementioned meeting which was called for that purpose. If the proposed amendment is approved by shareholders, it will become effective January 1, 1996. If the proposed Amendment is not approved, the Agreement will continue in effect in accordance with its terms. The Board of Directors recommends that the amendment be approved by shareholders. Approval of the amendment requires the affirmative vote of a majority of the Company's outstanding voting securities (defined as the lesser of (a) 67% of the Company's shares present at the meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the Company's outstanding shares).

                           COMPARATIVE EXPENSE TABLE

ANNUAL COMPANY OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                     EXISTING EXPENSES     PROPOSED EXPENSES
                                                                    -------------------  ---------------------
Advisory Fee......................................................          0.47 %                 0.47%
Other Expenses....................................................          0.22 %                 0.26%
                                                                          ---                    ---
Total Company Operating Expenses (1)..............................          0.69 %                 0.73%

------------------------

(1) Existing expenses are those for the fiscal year ended September 30, 1995. Proposed expenses are on a pro forma basis assuming that the proposed amendment had been in effect during such fiscal year.

EXAMPLE

    The following illustrates the expenses on a $1,000 investment under existing fees and expenses and under the proposed fees and expenses stated above, assuming (1) a 5% annual return and (2) sale at the end of each time period:

                                                                     1 YEAR     3 YEARS    5 YEARS    10 YEARS
                                                                    ---------  ---------  ---------  -----------
Existing..........................................................  $    6.90  $   21.60  $   37.60   $    84.04
Proposed..........................................................  $    7.30  $   22.85  $   39.75   $    88.75

The purpose of this example and the table is to assist investors in understanding the various costs and expenses of investing in shares of the Company. The example above should not be considered a representation of past or future expenses of the Company. Actual expenses may vary from year to year and may be higher or lower than those shown above.

PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF THE INVESTMENT ADVISOR

    The principal executive officer and the directors of the Advisor, together with their principal occupations are set forth below. Except as noted, each person's address is 209 S. LaSalle Street, Chicago, Illinois 60604-1295.

                  NAME                                         PRINCIPAL OCCUPATION
-----------------------------------------  -------------------------------------------------------------
Gary P. Brinson..........................  Director, President and Managing Partner, Brinson Partners,
                                           Inc.
Samuel W. Anderson.......................  Director, Vice President, Secretary and Managing Partner,
                                           Administration, Brinson Partners, Inc.
Richard C. Carr..........................  Director and Managing Partner, Non-U.S. Investments, Brinson
                                           Partners, Inc.
Jeffrey J. Diermeier.....................  Director and Managing Partner, U.S. Equity, Brinson Partners,
                                           Inc.
Dennis L. Hesse..........................  Director and Managing Partner, U.S. Fixed Income, Brinson
                                           Partners, Inc.
A. Bart Holaday..........................  Director and Managing Partner, Private Markets, Brinson
                                           Partners, Inc.
Denis S. Karnosky........................  Director and Managing Partner, Asset Allocation, Brinson
                                           Partners, Inc.
E. Thomas McFarlan.......................  Director and Managing Partner, Brinson Trust Company.
Nicholas C. Rassas.......................  Director and Managing Partner, Account Management, Brinson
                                           Partners, Inc.
Mario Cueni..............................  Director and Attorney, Swiss Bank Corporation.

OFFICERS

    The Company does not pay direct compensation to officers for their services to the Company. The Company's officers are as follows:

        Gary P. Brinson (age 52), who has served as President of the Company (since 1983), is President and Managing Partner of Brinson Partners, Inc. (since 1989), and was President and Chief Executive Officer of First Chicago Investment Advisors (1984-1989), and was a Senior Vice President of The First National Bank of Chicago (1981-1989).

        Dennis L. Hesse (age 52), who serves as Vice President and Portfolio Manager of the Company (since 1985), is Managing Partner, Fixed Income Group, Brinson Partners, Inc. (since 1989), and was

    Managing Director, Fixed Income Division, First Chicago Investment Advisors (1985-1989), a Vice President of the First National Bank of Chicago
    (1985-1989), and was Director of Investments United Airlines, Inc. (1980-1985).

        Joseph  A. Anderson (age  33), who serves  as Secretary-Treasurer of the
    Company is a Partner of Brinson Partners, Inc. (since 1993), was the Assistant Secretary and Assistant Treasurer of Fort Dearborn (1992-1995) and is currently the Vice President of Brinson Trust Company (since February,
    1995).

        Gregory P. Smith (age 35), who serves as Assistant Portfolio Manager of the Company (since 1988), is a Portfolio Manager, Fixed Income Group, Brinson Partners, Inc. (since 1989), was a Portfolio Manager, Fixed Income Division, First Chicago Investment Advisors (1987-1989), and was an Assistant Vice President of The First National Bank of Chicago (1988-1989).

PORTFOLIO TRANSACTIONS

    The investment advisor makes investment decisions and arranges for the placement of buy and sell orders and the execution of portfolio transactions for the Company, subject to periodic review by the Board of Directors of the Company. In selecting brokers and dealers to be used in portfolio transactions, the investment advisor gives primary consideration to the broker's or dealer's ability to obtain the best net price and to provide the most favorable execution. When such transactions involve listed securities, the investment advisor will take into consideration the advisability of effecting such transactions with a broker or dealer which is not a member of the securities exchange on which such security is listed, i.e., a "third market" transaction, or effecting such transaction in the institutional or "fourth market". The Company believes that the "third market" will continue to be the most active market for the types of securities acquired and traded by the Company.

    In over-the-counter transactions, the investment advisor attempts to deal with primary market makers. However, when execution through some other broker is, in the investment advisor's judgment, likely to result in a saving to the Company, such broker will be used.

    Unless it has been determined that a better price and execution are available elsewhere, the investment advisor may, in the allocation of such investment transaction business, consider the general research and investment information and other services provided by brokers and dealers, although it has adopted no formula for such allocation. These research and investment information services make available to the investment advisor, for its analysis and consideration as investment advisor to the Company and to its other accounts, the view and information of individuals and research staffs of many securities firms. Although such information is useful, its value is not determinable and it does not necessarily reduce expenses to the investment advisor and will not reduce the advisory fee payable to the investment advisor by the Company.

    When the investment advisor deems the purchase or sale of a security to be in the best interests of the Company as well as other customers, the investment advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain better execution and lower brokerage commissions. In such event, allocation of the securities, as well as the expenses incurred in the transactions, will be made by the investment advisor in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Company.

    During the fiscal year ended September 30, 1995, the Company did not pay any brokerage commissions with respect to its normal investment activity. During the fiscal years ended September 30, 1993, 1994 and 1995, the portfolio turnover rates for the Company's securities (excluding turnover of securities having a maturity of one year or less) were 12.7%, 70.2% and 126.8%, respectively.

PRINCIPAL SHAREHOLDERS

    Generally, under the Securities and Exchange Commission rules, a person is deemed to be the beneficial owner of a security with respect to which such person, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power (which includes power to vote, or direct the voting of, such security) or investment power (which includes power to dispose of, or direct the disposition of, such security). A Schedule 13G dated February 13, 1995, was filed with the Securities and Exchange Commission on behalf of Deep Discount Advisors, Inc. The aggregate shares of Capital Stock reported as beneficially owned total 595,412 which represent approximately 6.7% of the Company's outstanding shares.

    On September 30, 1995, the directors and officers of the Company as a group owned or were deemed to own beneficially, directly or indirectly, a total of 82,381 shares of Capital Stock of the Company (less than 1% of the outstanding shares).

    Swiss Bank Corporation (Basel, Switzerland) owns 100% of the common stock of Brinson Holdings, Inc.

SHAREHOLDER PROPOSALS

    Any shareholder proposal to be presented for action at the Company's 1996 annual meeting of shareholders must be received at the Company's office in Chicago, Illinois not less than 120 days in advance of that date in 1995 which corresponds to the date of this Proxy Statement in order to be considered for inclusion in the proxy materials for that meeting.

OTHER MATTERS

    Shareholders   are  urged  to  review  the  Company's  Annual  Report  which accompanies this Proxy Statement.

    The Board of Directors does not know of any matters to be presented at the Annual Meeting other than those mentioned in this Proxy Statement. If any other business should come before the meeting, the persons named in the proxy will vote thereon in accordance with their best judgment.

    If you cannot attend the Annual Meeting, it is requested that you complete and sign the enclosed proxy and return it in the envelope provided so that the meeting may be held and action taken on the matters described herein with the greatest possible number of shares participating.

                                                    JOSEPH A. ANDERSON
                                                   SECRETARY/TREASURER

PROXY

                PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
                ANNUAL MEETING OF SHAREHOLDERS, DECEMBER 18, 1995

The undersigned, having received Notice of Meeting and Proxy Statement dated November 3, 1995, appoints M. Finley Maxson and Iver M. Nelson and each or any of them as proxies, with full power of substitution and revocation, to represent the undersigned and to vote all shares (including those owned beneficially by the undersigned through the Automatic Dividend Investment Plan) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Fort Dearborn Income Securities, Inc. to be held on December 18, 1995, 2:00 P.M., at Brinson Partners, Inc., 209 South LaSalle St., Ninth Floor, Chicago, Illinois, and any adjournments thereof:


Election of Directors, Nominees:

R. M. Burridge, C. R. O'Neil, R. S. Peterson
F. K. Reilly, E. M. Roob




COMMENTS: (change of address)

-----------------------------

-----------------------------

-----------------------------
(If you have written in the above space, please mark the corresponding box on the reverse side of this card.)


YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES ON THE REVERSE SIDE. IF YOU DO NOT MARK ANY BOXES, YOUR PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.


SEE REVERSE SIDE

6210

X

Please mark your votes as in this example.

This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR election of directors, FOR proposal 2, and FOR proposal 3.

The Board of Directors recommends a vote FOR election of directors and FOR proposal 2 and proposal 3.

1. Election of Directors.(see reverse)

FOR   / /   WITHHELD  / /

For, except vote withheld from the following nominee(s):

----------------------------------

2. Ratification of KPMG Peat Marwick LLP as independent accountants.

FOR    / /    AGAINST   / /     ABSTAIN    / /

3. Approval to amend investment Advisory Agreement between the Company and Brinson Partners, Inc.

FOR    / /    AGAINST   / /     ABSTAIN    / /

4. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting or any adjournment thereof.

Change of Address/Comments on Reverse Side.

/  /



Please date and sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, admisistrator, trustee or guardian, please give full title as such.


------------------------------

                         1995
------------------------------
SIGNATURE(S)       DATE